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                                                                    Exhibit 99.2

                                  CERTIFICATION


         In connection with the Annual Report of Concord Camera Corp. (the "Company") on Form 10-K for the fiscal year ended June 29, 2002 (the "Report") and pursuant to 18 U.S.C. Section 1350, as adopted in Section 906 of the Sarbanes-Oxley Act of 2002, I, RICHARD M. FINKBEINER, Chief Financial Officer of the Company, certify that to the best of my knowledge:

         1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:  September 26, 2002

                                  /s/ Richard M. Finkbeiner
                                  ----------------------------------------------
                                  Richard M. Finkbeiner, Chief Financial Officer